                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No.   ]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                         Provident American Corporation
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                         PROVIDENT AMERICAN CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1996

                                     ------

TO THE SHAREHOLDERS OF
PROVIDENT AMERICAN CORPORATION:

   The Annual Meeting of Shareholders of Provident American Corporation (the "Company") will be held at 9:00 A.M., prevailing time, on Tuesday, July 16, 1996, at the Company's Executive Offices located at 2500 DeKalb Pike, Norristown, Pennsylvania 19404, for the following purposes:

       1. To elect seven (7) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected; and

       2. To act upon the appointment of Coopers & Lybrand LLP as independent public accountants for the Company for its 1996 fiscal year; and

       3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

   The Board of Directors has fixed the close of business on June 18, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

   A copy of the Company's Annual Report for its fiscal year ended December 31, 1995 is enclosed with this Proxy Statement.

   Whether or not you expect to attend the Annual Meeting in person, please fill in, sign, and return the enclosed form of proxy in the envelope provided.


                                      /s/ Michael F. Beausang, Jr.
                                          ---------------------------------
                                          Michael F. Beausang, Jr.
                                          Secretary

Date: June 25, 1996

                         PROVIDENT AMERICAN CORPORATION

                                     ------

   This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to shareholders on or about June 25, 1996, are furnished in connection with the solicitation by the Board of Directors of Provident American Corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 9:00 A.M., prevailing time, on July 16, 1996, and at any adjournment thereof at the Company's Executive Offices located at 2500 DeKalb Pike, Norristown, Pennsylvania 19404.

   Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of the proposals referred to in the Notice of Annual Meeting and for the nominees for director listed in Item 1 hereof. A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice thereof to the Secretary of the Company.

   The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees in person or by telephone or telegram. The Company, upon request therefor, will also reimburse brokers or persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy materials to beneficial owners.

   As of the close of business on June 18, 1996, the Company had outstanding 9,711,931 shares of Common Stock, $.10 par value, and 580,250 shares of Series A Cumulative Convertible Preferred Stock, $1.00 par value, ("Series A Preferred"), which will vote on an as-converted basis with four votes per share. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. As of June 18, 1996, Alvin H. Clemens owned 2,384,868 shares of the Company's Common Stock, representing 24.5% of the issued and outstanding shares at that date, and options to purchase 1,253,376 shares of the Company's outstanding Common Stock, which if exercised, would increase his ownership to approximately 33.2% of the then issued and outstanding shares of the Company's Common Stock, 550,000 shares of Series A Preferred, representing 94.7% of the issued and outstanding shares at that date, and options to purchase 550,000 shares of the Company's Series A Preferred, which if exercised, would increase his ownership to approximately 97.3% of such Series.

   Only holders of Common and Series A Preferred Stock of record at the close of business on June 18, 1996 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to four votes on all matters to come before the Annual Meeting.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

COMMON STOCK AND SERIES A PREFERRED STOCK

   The following table sets forth, as of June 18, 1996, the beneficial ownership of the Company's Common Stock and Series A Preferred Stock by each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, by each director and nominee for director of the Company, each of the executive officers of the Company named in the "EXECUTIVE COMPENSATION" table of this Proxy Statement, and by the directors, nominees for directors, and executive officers of the Company as a group.

             STOCK OWNERSHIP OF DIRECTORS, NOMINEES, AND OFFICERS
                                JUNE 18, 1996

                                                                                 SERIES A
                                                                          CUMULATIVE CONVERTIBLE
                                                COMMON STOCK                 PREFERRED STOCK
                                        ----------------------------   ----------------------------
                                          No. of Shares     Percent     No. of Shares     Percent
 Name of                                  Beneficially        of         Beneficially        of
Beneficial Owner                             Owned(1)       Class(2)       Owned(1)       Class(2)
- - -------------------------------------   ---------------   ---------    ---------------   ---------
Alvin H. Clemens  ....................      3,638,244(3)     33.2%       1,100,000(4)      97.3%
 907 Exeter Crest
 Villanova, PA 19085
Michael F. Beausang, Jr.  ............         21,108(5)       .2%          16,500          2.8%
Valerie C. Clemens  ..................        220,000         2.3%
Harold M. Davis  .....................        110,000         1.1%
John T. Gillin  ......................         38,228(6)       .4%
George W. Karr, Jr.  .................         10,000          .1%
P. Glenn Moyer  ......................          8,100          .1%
John A. Muller, III  .................         20,500(7)       .2%
Steven Harvey Rosner  ................        109,175(8)      1.1%
Anthony R. Verdi  ....................         49,667(9)       .5%           5,500          1.0%
All directors and officers as a group (12
  persons for common stock and 3 persons
  for preferred stock) ...............     4,251,495(10)     38.0%       1,122,000(4)      99.3%

- - ------
 (1) Information furnished by directors and officers.

 (2) Calculated as a percentage of outstanding shares plus each Owners (or all Directors and Officers as a group) options to purchase Common Shares.

 (3) Includes options granted to Mr. Clemens to purchase an additional 1,253,376 shares of the Company's Common Stock at a price of $.91 per share granted pursuant to the Amended and Restated Stock Option Agreement dated as of February 27, 1989; excludes 550,000 shares of Series A Preferred purchased by Mr. Clemens on March 31, 1993 and also excludes 550,000 options at $3.64 per share to purchase Series A Preferred granted to Mr. Clemens pursuant to a Stock Option Agreement dated April 1, 1993. The Series A Preferred is convertible into either Class A Common Stock when issuable or into Common Stock on a share-for-share basis. Mr. Clemens disclaims beneficial ownership of 616,000 shares of the Company's Common Stock given by him to The Mark Twain Trust in 1991.

 (4) Includes options granted to Mr. Clemens to purchase 550,000 shares of Series A Preferred at $3.64 per share.

 (5) Excludes 16,500 shares of Series A Preferred. Includes shares owned beneficially by Mr. Beausang through the Butera, Beausang, Cohen & Brennan Employees' Pension Plan; Mr. Beausang disclaims beneficial ownership of all shares owned directly or beneficially by his wife, Deborah D. Beausang.

 (6) Includes 2,600 shares owned by Sandra O. N. Gillin, Mr. Gillin's wife.

 (7) Includes an option to purchase 20,500 shares of the Company's Common
     Stock.

 (8) Includes an option to purchase 27,500 shares of the Company's Common
     Stock.

 (9) Excludes 5,500 shares of Series A Preferred. Includes an option to purchase 33,000 shares of the Company's Common Stock.

(10) Includes warrants and options of all officers and directors to purchase an aggregate of 79,600 shares and 27,500 shares, respectively, and options granted to Mr. Clemens to purchase an additional 1,253,376 shares of the Company's Common Stock at a price of $.91 per share granted pursuant to the Amended and Restated Stock Option Agreement dated as of February 27, 1989; excludes 572,000 shares of Series A Preferred and also excludes 550,000 options at $3.64 per share to purchase Series A Preferred granted to Mr. Clemens pursuant to a Stock Option Agreement dated as of April 1, 1993.

                                     ITEM 1
                              ELECTION OF DIRECTORS

   The Board of Directors by resolution has set the number of persons to be elected to the Board of Directors at the Annual Meeting at seven, and has designated the persons listed below to be nominees for election as directors. All of the nominees are currently members of the Board. The Company has no reason to believe that any of the nominees will be disqualified or unable to serve if elected. However, if any nominee should become unavailable for any reason, proxies may be voted for another person nominated by the present Board of Directors to fill the vacancy or the size of the Board may be reduced accordingly. Directors of the Company hold office for a term of one year and until their successors are duly elected.

   The names of the nominees for directors, together with certain information regarding them, are as follows:

                                                                               Director or      Year Term
                                            Principal Occupation                Executive          Will
          Name              Age              for Past Five Years              Officer Since       Expire
 -----------------------   -----   ---------------------------------------    ---------------   -----------
Michael F. Beausang, Jr.    60    Director, Secretary and General Counsel of       1989            1997
                                  the Company and subsidiary companies since
                                  October 1989; Director and Secretary of Union
                                  Benefit Life since April 1996; Partner in
                                  the law firm of Butera, Beausang, Cohen &
                                  Brennan since 1970; Director of Jefferson
                                  Bank since August 1995.

Alvin H. Clemens            58    Director, Chairman of the Board and Chief        1989            1997
                                  Executive Officer of the Company since
                                  October 1989 and President of the Company
                                  and PILIC since December 1993; Director and
                                  President of Union Benefit Life since April
                                  1996; Owner and Chairman of the Board--Maine
                                  National 1985-1989; Pres. and Director of
                                  Academy Life Insurance Co. and Pension Life
                                  Insurance Co. 1970-1985; Chairman/CEO and
                                  Director of Academy Insurance Group Inc.
                                  1967-1985.

Valerie C. Clemens          40    Director; Founder/Owner of Valerie's             1989            1997
                                  Limited Showcase of Fashion 1984- 1990;
                                  Executive Director of Miss America's Maine
                                  Scholarship Pageant 1985-1987 (see Note).


                                                                               Director or      Year Term
                                            Principal Occupation                Executive          Will
          Name              Age              for Past Five Years              Officer Since       Expire
 -----------------------   -----   ---------------------------------------    ---------------   -----------
Harold M. Davis             60    Director; Chairman of the Board of Realen        1989            1997
                                  since 1968.

John T. Gillin              56    Director; Self-Employed since 1992;              1984            1997
                                  Managing Director, Hopper Soliday
                                  Corporation 1987-1992.

George W. Karr, Jr.         58    Director-Elect; Co-Chairman of Karr Barth        1996            1997
                                  Associates, Inc. 1994-1996; CEO of Karr Barth
                                  Associates Inc. 1967-1994.

P. Glenn Moyer              60    Director; Director, PAMCO Realty Co., Inc.       1989            1997
                                  since 1984; Private Practice of Law since
                                  1992; Partner in the law firm of Butera,
                                  Beausang, Moyer & Cohen 1968-1992.

Note: Valerie C. Clemens is the wife of Alvin H. Clemens.

Note: David R. Carr, Jr. resigned as a Director of the Company on May 20, 1996 and Michael V. Warhurst resigned as a Director of the Company on June 1, 1996; Steven H. Rosner was not nominated for reelection as a Director.

   During 1995, the Company's Board of Directors held three (3) meetings.

   Messrs. Alvin H. Clemens, John A. Muller, III, Anthony R. Verdi, and Michael F. Beausang, Jr., are the executive officers of the Company.

                                     ITEM 2
                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

   The following resolution concerning the appointment of independent auditors will be offered at the meeting:

       "RESOLVED, That the appointment by the Board of Directors of the Company of Coopers & Lybrand LLP to audit the accounts of the Company and its subsidiaries for the fiscal year 1996 is hereby ratified and approved."

   Coopers & Lybrand LLP has been auditing the accounts of the Company and its subsidiaries since December 1989. In recommending the approval by the shareholders of the appointment of that firm, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing. A representative of Coopers & Lybrand LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by the shareholders at the Annual Meeting.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Company's Board of Directors has, pursuant to its powers, designated several committees of the Board, the functions and membership of which are described below. The Board of Directors held three meetings in 1995.

   The Executive/Compensation/Nominating Committee, on which Messrs. Clemens, Davis, Gillin, and Rosner currently serve, is appointed to act when a meeting of the full Board of Directors is not feasible, administers the Company's compensation matters and stock option plans, and also nominates directors and determines replacements for directors when membership on the Board of Directors ends prior to the expiration of a term. The Executive/Compensation/Nominating Committee held seven meetings during 1995.

   The Audit Committee, comprised of Messrs. Moyer and Warhurst and Mrs. Clemens (Mr. Gillin is an alternate), is appointed to recommend the selection of the Company's auditors, review the scope and results of audits, review the adequacy of the Company's accounting, financial and operating system, and supervise special investigations. The Audit Committee held one meeting in 1995.

   In 1995, no director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings held by committees of the Board on which such director served.

                              DIRECTOR COMPENSATION

   Directors of the Company who are employees were not compensated for their attendance at meetings; non-employee directors of the Company are paid a quarterly retainer in the amount of $1,500, plus a fee of $1,000 for attendance at each meeting of the Board of Directors of the Company, with no fee being paid for attendance at meetings of any of the Company's subsidiaries, and $1,000 for attendance at each meeting of any committee of the Board of Directors of the Company and any subsidiary. During 1995, non-employee directors did not receive any options.

            REPORT OF THE EXECUTIVE/COMPENSATION/NOMINATING COMMITTEE

   The compensation of the Company's executive officers is generally determined by the Executive/Compensation/Nominating Committee (the "Executive Committee") of the Board of Directors. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 1995 is furnished by the directors who comprise the Executive
Committee:

GENERAL POLICIES

   The Company's compensation programs are intended to enable the Company to attract, motivate, reward, and retain the management talent required to achieve aggressive corporate objectives in a highly competitive industry, and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's business. To attain these objectives, the Company's executive compensation program includes a competitive base salary, coupled with a cash incentive bonus which is based upon the Company's business, primarily in the achievement of pre-determined financial goals. In general, as an executive officer's level of management responsibility in the Company increases, a greater portion of his or her potential total compensation depends upon the Company's performance as measured by objective standards over one or more years.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE

   As a person's level of responsibility in the Company increases, a greater portion of potential total compensation opportunity is shifted to performance incentives. The total of salary and bonus is intended to provide cash compensation which is competitive in a mid-range when performance meets goals.

   The overall salary range structure is maintained at a mid-range competitive level to attract and retain the highest caliber of employees. Individual salary rates are based on the salary range for the position as well as the length of service and quality of performance in that position and other key factors.

   The performance-based incentive initially requires that earnings generate sufficient funds to establish a bonus pool. Target bonus opportunities are established for each position level. The level of each employee's bonus is based on achievement for that year of corporate objectives which the Company believes underpin shareholder value and support the strategic goals of the Company.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

   Alvin H. Clemens, the Company's Chairman, President, and Chief Executive Officer, presently serves the Company pursuant to an Employment Contract effective as of January 1, 1993, the terms and conditions of which were approved by the Executive Committee. The contract is for a five-year term, and provides for a base salary of $350,000 per year, plus an annual cost of living increase and such additional incentive or bonus compensation as shall be deemed appropriate from time to time by the Board of Directors of the Company. No bonus was paid to Mr. Clemens in 1995.

EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Mr. Clemens, the Company's Chairman of the Board, President, and Chief Executive Officer, is a member of the Executive/Compensation/Nominating Committee; however, Mr. Clemens does not vote upon any matters relating to his compensation, fringe benefits, or with respect to the granting of any stock options to him.

                             EXECUTIVE COMPENSATION

   The following table sets forth certain information with respect to compensation for services in all capacities paid by the Company and its subsidiaries for the past three years, to or on behalf of (i) the Chairman of the Board, President and Chief Executive Officer of the Company at December 31, 1995, and (ii) each of the Other most highly compensated executive officers of the Company serving at December 31, 1995:

                          SUMMARY COMPENSATION TABLE

                                                                                    Long-Term Compensation
                                                                          ------------------------------------------
                          Annual Compensation                                        Awards                Payouts
 -----------------------------------------------------------------------  ----------------------------    ----------- --------------
         (a)            (b)         (c)          (d)           (e)             (f)            (g)            (h)           (i)
                                                                                                          Long Term
                                                                            Restricted     Securities     Incentive
      Name and                                            Other Annual        Stock        Underlying        Plan       All Other
      Principal                    Salary       Bonus     Compensation       Award(s)       Options        Payouts    Compensation2
     Position(1)        Year        ($)          ($)           ($)             ($)            (#)            ($)           ($)
 -------------------   ------   ------------    -------   --------------   ------------   ------------    ----------- -------------
   Alvin H. Clemens, .  1995      381,814                                                                                 15,225
   Chairman of the .    1994      356,494                                                                                 26,036
   Board, President .   1993      351,186                                                   550,000(4)                   129,465
   and CEO .........
   Anthony R. Verdi, .  1995      126,000                                                                                  9,415
   CFO .............    1994      127,549                                                                                 10,015
                        1993      120,808                                                                                  8,544
   John A. Muller, III  1995      125,385                                                                                  1,568
   COO .............    1994      113,508(3)                                                 10,000                        1,407
                        1993         N/A

Footnotes:

(1) Includes Chairman of the Board, President and Chief Executive Officer and the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000.

(2) Includes for 1995, (a) company contributions to savings plan (Mr. Clemens $4,620; Mr. Verdi $2,558; and Mr. Muller $1,568), and (b) automobile expense allowances (Mr. Clemens $10,605; and Mr. Verdi $6,857).

(3) Mr. Muller began his employment with the Company on November 23, 1992. His compensation prior to 1994 was less than $100,000.

(4)  Series A Cumulative Convertible Preferred Stock.

STOCK OPTIONS

   The following table sets forth certain information with respect to stock options granted to persons named in the Summary Compensation Table during the year ended December 31, 1995:

                            OPTION GRANTS IN 1995

- - -----------------------------------------------------------------------------------------------------------------------
                                                                                  Potential
                                                                               Realizable Value
                                                                              at Assumed Annual
                                                                                    Rates
                                                                                      of
                                                                                 Stock Price         Alternative to
                             Individual Grants                                   Appreciation         (f) and (g):
                                                                                  for Option
                                                                                    Term(2)         Grant Date Value
- - -----------------------------------------------------------------------------------------------------------------------
   (a)           (b)              (c)              (d)             (e)          (f)       (g)              (h)
              Number of
              Securities
              Underlying       % of Total
               Options          Options         Exercise                                               Grant Date
              Granted(1)       Granted to         Price        Expiration        5%       10%         Present Value
   Name          (#)           Employees         ($/Sh)           Date          ($)       ($)              ($)
- - -----------------------------------------------------------------------------------------------------------------------
                                  NONE
- - -----------------------------------------------------------------------------------------------------------------------

   The following table sets forth certain information as to each exercise of stock options during the year ended December 31, 1995 by the persons named in the Summary Compensation Table and the fiscal year end value of unexercised options:

                     AGGREGATED OPTION EXERCISES IN 1995
                             AND YEAR-END VALUES

- - -------------------------------------------------------------------------------------------------------
         (a)                 (b)              (c)                   (d)                     (e)
                                                           Number of Securities    Value of Unexercised
                                                          Underlying Unexercised       In-The-Money
                                                                  Options                 Options
                       Shares Acquired                        at Year-End (#)         at Year-End ($)
                         on Exercise     Value Realized
        Name                 (#)              ($)               Exercisable            Exercisable(1)
- - -------------------------------------------------------------------------------------------------------
Alvin H. Clemens  ..                                              550,000 (2)            2,054,250
                                                                1,253,376                8,103,076
Anthony R. Verdi  ..                                               33,000                  157,125
John A. Muller, III .                                              20,500                   91,625
- - -------------------------------------------------------------------------------------------------------

Footnotes:

(1) Market value of underlying securities at year end price of $7.375 per share, minus the exercise price.

(2)  Series A Cumulative Convertible Preferred Stock.

PERFORMANCE GRAPH

   The following graph compares the yearly percentage change in cumulative total return (change in the year- end stock price plus reinvested dividends) to the Company's shareholders against the cumulative total return of the NASDAQ Market Index and the Peer Group Index (Media General Financial Services, Inc., Industry Group 261 - Life, Accident and Health) for the five years beginning January 1, 1991:
                          [TO BE SUPPLIED BY PAMCO]

                                     LOGO

                             FINANCIAL STATEMENTS

   The Company has enclosed its Annual Report to Shareholders for the year ended December 31, 1995 with this Proxy Statement. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                            SHAREHOLDER PROPOSALS

   Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Company's proxy statement for its 1997 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of the Company at the Company's principal executive offices at 2500 DeKalb Pike, P.O. Box 511, Norristown, Pennsylvania 19404- 0511, not later than January 1, 1997.

                                OTHER MATTERS

   The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual
Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.
                                            By Order of the Board of Directors,

                                            Michael F. Beausang, Jr.
                                            Secretary
Date: June 25, 1996

                         PROVIDENT AMERICAN CORPORATION

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 16, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints John A. Muller, III and Francis L. Gillan, III, and each of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Provident American Corporation (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Executive Offices, 2500 DeKalb Pike, Norristown, Pennsylvania on Tuesday, July 16, 1996 at 9:00 a.m., prevailing time, and at any adjournment thereof, as follows:


                   (Continued and to be signed and dated on the reverse side.)

    This proxy, when properly executed, will be voted          Please mark   /X/
in the manner directed herein by the undersigned               your votes as
shareholder. If no direction is made, this proxy will be       indicated in
voted for the nominees for director and FOR Proposal 2.        this example

1. ELECTION OF DIRECTORS: Michael F. Beausang, Jr., Alvin H. Clemens, Valerie A. Clemens, Harold M. Davis, John T. Gillin, George W. Karr, Jr.,
   P. Glenn Moyer,

  FOR all nominees           WITHHOLD              (INSTRUCTION: To withhold
listed above (Except         AUTHORITY             authority to vote for any
  as marked to the     to vote for all nominees    individual nominee, so
     contrary)              listed avove           indicate the nominee's name
                                                   on the line below.)

                                                   ----------------------------

2. PROPOSAL TO ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants for the Company for the 1996 fiscal year. The Board of Directors recommends a vote FOR this proposal.

                                                                I plan to attend
                               FOR    AGAINST   ABSTAIN           the meeting
                               / /      / /       / /                / /

                                 3. In their discretion, the proxies are
                                    authorized to vote upon such other
                                    business as may properly come before the Annual Meeting and any adjournment thereof.

                                    -------------------------------------------

                                    -------------------------------------------

                                    Dated:                               , 1996
                                          -------------------------------
                                       THIS PROXY SHOULD BE DATED, SIGNED BY THE
                                    SHAREHOLDER EXACTLY AS HIS NAME APPEARS AND
                                    RETURNED PROMPTLY TO THE COMPANY'S TRANSFER
                                    AGENT, IN THE ENCLOSED ENVELOPE. PERSONS
                                    SIGNING IN A FIDUCIARY CAPACITY SHOULD SO
                                    INDICATE.

                              FOLD AND DETACH HERE